Exhibit 99.2

Diamond Offshore Drilling, Inc. Rig Status Report May 4, 2015 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean America: One-well

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	2Q15 E	3Q15 E	4Q15 E	Comments
									Totals:	370	222	60

Gulf of Mexico - U.S.
Ocean BlackHawk	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	late May 2014	mid Jun 2019	5-year term + unpriced option
Ocean BlackHornet	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	mid Apr 2015	mid Apr 2020	5-year term + unpriced option	14			Customer acceptance
Ocean BlackRhino	12,000	DS 15K DP	2014	S. Korea	—	—	mid Dec 2014	late May 2015	Mobe to GOM; customer acceptance	60			Mobe, customer acceptance
				US GOM	Murphy	550,000	late May 2015	late Feb 2016	265-day term; prior to commencement of contract, may be converted into term lasting until Jun 2016
				US GOM	—	—	late Feb 2016	Q4 2016	Actively marketing
				US GOM	Hess	400,000	Q4 2016	Q4 2019	3-year Term

Gulf of Mexico - Mexico
Ocean Nugget (note 5)	300	JU IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit (note 5)	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Scepter	350	JU 15K IC	2008	Mexico	Pemex	158,000	early Jun 2014	early Mar 2016	639-day term
Ocean Ambassador (note 5)	1,100	SS	1975	Mexico	Pemex	211,445	early Mar 2014	early Mar 2016	730-day term

North Sea / Mediterranean / W. Africa
Ocean Guardian	1,500	SS 15K	1985	UK	Shell	352,000	mid Jan 2015	mid Jul 2015	Continuation of 1-year extension	40			5-Year Special Survey
Ocean Patriot	3,000	SS 15K	1983	UK	Shell	400,511	late Oct 2014	late Oct 2017	3-year term
Ocean Valiant	5,500	SS 15K	1988	UK	Premier Oil	165,000	early Apr 2015	early Jun 2015	Contract prep
				UK	Premier Oil	320,000	early Jun 2015	late Oct 2015	Two wells + 4 x 1-well options
Ocean Endeavor	10,000	SS 15K	2007	Black Sea	ExxonMobil	521,665	late Jun 2014	late Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Canary Islands	—	—	late Apr 2014	mid May 2015	Maintenance	45			Maintenance
					—	—	—	—	Actively marketing

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 3

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	2Q15 E	3Q15 E	4Q15 E	Comments
Australasia
Ocean Quest	4,000	SS 15K	1973	Malaysia	—	—	early May 2015	early July 2015	Actively marketing
							early July 2015	late Aug 2015	Mobe; helideck upgrade		60		Helideck upgrade
Ocean America	5,500	SS 15K	1988	Australia	Chevron	475,000	late Nov 2013	late May 2015	18-month term
				Australia	Apache	265,000	late May 2015	late Jul 2015	One well
Ocean Apex	6,000	SS 15K	2014	Malaysia	—	—	—	—	Actively marketing
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term
Ocean Monarch	10,000	SS 15K	2008	Malaysia	—	—	mid Sep 2014	early Jun 2015	Mobe; contract prep; customer acceptance	65			Mobe, contract prep
				Australia	Apache Corporation	410,000	early Jun 2015	early Oct 2016	18-month term + 1 year option
				Australia	Apache Corporation	350,000	early Oct 2016	early Dec 2016	(2 months at reduced rate) on 18-month term + 1 year option

Brazil / S. America
Ocean Lexington (note 5)	2,200	SS	1976	Trinidad	BG Intl / Centrica	300,000	early Nov 2013	late Jun 2015	Six wells
				US GOM	BG Intl / Centrica	300,000	late Jun 2015	mid Jul 2015	Prep and demobe to US GOM
				US GOM	—	—	mid Jul 2015	mid Sep 2015	Prep, 5-year special survey, and mobe to Mexico	0	60		Prep, 5-year survey, mobe
				Mexico	Pemex	160,000	mid Sep 2015	late Mar 2018	Firm term
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus)	15			Maintenance
Ocean Victory	5,500	SS 15K	1997	Trinidad	BP	398,000	early May 2015	early May 2017	2-year term + 1-year unpriced option	30			Mobe to Trinidad
Ocean Onyx	6,000	SS 15K	2014	Trinidad	BG International	390,000	mid Apr 2015	late Jun 2015	One well	10			Customer acceptance
				Trinidad	BG International	360,000	late Jun 2015	late Aug 2015	One well
Ocean Clipper	7,875	DS 15K DP	1997	Brazil	Petrobras	312,625	late Jan 2015	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus) + unpriced option
Ocean Baroness (note 6)	8,000	SS 15K	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Remainder of 5-year term (incl. 50% of potential 5% bonus)
				Brazil	Petrobras	310,000	early Sep 2015	early Sep 2018	3-year extension
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	567,000	late Feb 2015	late Oct 2015	3-year extension + $112,000 uplift (incl. 50% of potential 6% bonus)		10		Maintenance
				Brazil	Petrobras	455,000	late Oct 2015	late Feb 2018	3-year extension
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Remainder of 5-year term
				Brazil	Petrobras	455,000	mid Oct 2015	mid Oct 2018	3-year extension

Rigs Under Construction
Ocean BlackLion	12,000	DS 15K DP	2015	S. Korea	—	—	Q2 2012	Q4 2015	Hyundai shipyard; commissioning; mobe; acceptance	91	92	60	Mobe, acceptance testing
				US GOM	Hess	400,000	Q4 2015	Q4 2019	4-year Term
Ocean GreatWhite	10,000	SS 15K DP	2016	S. Korea	—	—	Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
				Australia	BP	585,000*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 3

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	2Q15 E	3Q15 E	4Q15 E	Comments
COLD STACKED
Ocean King	300	JU IC	1973	US GOM	—	—	—	—	Stacked
Ocean Titan	350	JU 15K IC	1974	US GOM	—	—	—	—	Stacked
Ocean Spur	300	JU IC	1981	Malaysia	—	—	—	—	Prepare for cold stacking
Ocean Nomad (note 7)	1,200	SS	1975	UK	—	—	—	—	Stacked
Ocean Princess	1,500	SS 15K	1975	UK	—	—	—	—	Stacked
Ocean Vanguard	1,500	SS 15K	1982	UK	—	—	—	—	Stacked
Ocean General	3,000	SS	1976	Malaysia	—	—	—	—	Stacked
Ocean Star	5,500	SS 15K	1997	US GOM	—	—	—	—	Stacked

RETIRED
Ocean Winner	4,000	SS	1976	Brazil	—	—	—	—	Prep for exportation, scrapping
Ocean Saratoga	2,200	SS	1976	US GOM	—	—	—	—	Stacked
Ocean Yorktown	2,850	SS	1976	US GOM	—	—	—	—	Stacked
Ocean Worker	4,000	SS	1982	US GOM	—	—	—	—	Stacked

NOTES

(1.) Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.

(2.) Rig Type and capabilities: JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

(5.) A representative of PEMEX has verbally informed us of PEMEX’s intention to exercise its contractual right to terminate its drilling contracts on the Ocean Ambassador, the Ocean Nugget and the Ocean Summit, and to cancel its drilling contract on the Ocean Lexington. As of the date of this report, we have not received written notice of termination or cancellation. We are in discussions with PEMEX regarding the rigs.

(6.) Petrobras has notified us that it has a right to terminate the drilling contract on the Ocean Baroness and has verbally informed us that it does not intend to continue to use the rig. We are in discussions with Petrobras regarding the rig.

(7.) Our subsidiary has received notice of termination of its drilling contract from Dana Petroleum (E&P) Limited, the customer for the Ocean Nomad. The drilling contract was estimated to conclude in accordance with its terms in August 2015. We do not believe that Dana had a valid basis for terminating the contract, and we intend to defend our rights under the contract.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates exclude amortized revenue related to amounts earned for certain activities, such as mobe, demobe, contract preparation, etc.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 3